ING Partners, Inc.

ING Solution Growth and Income Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated November 5, 2009

to the Portfolios’ Adviser (“ADV”) Class and Service (“S”) Class Prospectus,

Initial (“I”) Class Prospectus, Service 2 Class (“Class S2”) Prospectus,

and Class T Prospectus (each a “Prospectus” and collectively “Prospectuses”)

each dated May 1, 2009.

Effective immediately, the Portfolios’ Prospectuses are revised as follows:

1.                                      The table in the section entitled “Portfolio Fees and Expenses — Acquired (Underlying) Funds Annual Operating Expenses” beginning on page 24 of the ADV Class and S Class Prospectus, page 22 of the I Class Prospectus, page 18 of the Class S2 Prospectus and page 16 of the Class T Prospectus is amended to include the following:

Underlying Funds	Net Operating Expenses
ING Clarion Global Real Estate Portfolio	0.90%

2.                                      The section entitled “Description of the Investment Adviser, Sub-Adviser, Investment Objectives, Main Investments and Risks of the Underlying Funds” beginning on page 27 of the ADV Class and S Class Prospectus, page 25 of the I Class Prospectus, page 21 of the Class S2 Prospectus and page 19 of the Class T Prospectus is amended to include the following:

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Investment Objective: High total return consisting of capital appreciation and current income.

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Clarion Real Estate Securities LLC

Main Investments: The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that are principally engaged in the real estate industry (deriving at least 50% of their total revenues or earnings from owning, operating developing and/or managing real estate.) The Portfolio will have investments located in a number of different countries located throughout the world, including the United States. The Portfolio may also invest in companies located in countries with emerging securities markets. Generally, the Portfolio invests in common stocks of large-, mid- and small-sized companies, including REITs. The Portfolio may invest in initial public offerings, convertible securities, and Rule 144A securities. The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the 1940 Act. The Portfolio is non-diversified and may invest a significant portion of its assets in a single issuer. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Main Risks: Concentration, convertible securities, diversification, emerging markets, equity securities, foreign investment, initial public offerings, liquidity, market capitalization, market trends, mid-capitalization company, other investment companies, price volatility, real estate investment trusts, restricted and illiquid securities, securities lending, and small-capitalization company.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE